Exhibit 99.1
The Bank of New York Mellon Trust Company, N.A.
June 16, 2010
Via First Class Mail
To each Holder of 20% Senior Subordinated Secured PIK Notes due 2014 issued by Energy Partners, Ltd. (the “Notes”) CUSIP # 29270UAK1
RE:	Indenture dated as of September 21, 2009 (the “Indenture”) among Energy Partners, Ltd., (the “Company”), the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (“Trustee”); all terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Indenture
Ladies and Gentlemen:
This notice of redemption is being delivered pursuant to Section 3.04 of the Indenture. The Company is electing to redeem all of the Notes. The Company has requested that the Trustee give notice of redemption in the Company’s name to each Holder as provided in this letter. The Notes to be redeemed are identified on Schedule 1 hereto. Please also note the following information with respect to this redemption:
(1)	The Redemption Date for each Note is June 28, 2010;

(2)	The Redemption Price and the amount of accrued interest to be paid for each Note are as set forth on Schedule 1 hereto;

(3)	The name and address of the Paying Agent is:
The Bank of New York Mellon
Global Corporate Trust
Attn: Corporate Trust Operations
111 Sanders Creek Pkwy.
East Syracuse, NY 13057

(4)	The CUSIP numbers for the Notes are as set forth on Schedule 1 hereto;

(5)	This redemption is being made pursuant to subparagraph 5(a) of each Note;

(6)	The Notes called for redemption must be surrendered to the Paying Agent at the address set forth in item (3) of this notice letter to collect the Redemption Price plus accrued interest, if any;

(7)	Unless the Company fails to deposit with the Paying Agent funds in satisfaction of the applicable Redemption Price plus accrued interest, if any, interest on the Notes called for redemption ceases to accrue on and after the Redemption Date in accordance with Section 3.06 of the Indenture, and the only remaining right of the Holders of such Notes is to receive payment of the Redemption Price plus accrued interest, if any, upon surrender to the Paying Agent of the Notes redeemed; and

(8)	Each Note is being redeemed in full.
     No representation is made as to the correctness or accuracy of the CUSIP numbers in this notice or on the Notes and reliance may be placed only on the other identification numbers printed on the Notes. Please let us know if you have any questions.
Energy Partners, Ltd.
     By: The Bank of New York Mellon Trust Company, N.A.
     As Trustee or Agent
     Bondholder Communications: 800-254-2826
IMPORTANT TAX NOTICE
     Under United States federal income tax law, paying agents may be required to withhold 28% of payments to holders unless such holders establish an exemption from withholding. United States persons generally establish an exemption from withholding by providing a paying agent with a completed Internal Revenue Service Form W-9. Non-United States persons generally establish an exemption from withholding by providing a paying agent with a completed Internal Revenue Service Form W-8BEN.

Schedule 1
Notes to be Redeemed

Holder	Date	CUSIP No.	Redemption Price	Accrued Interest	Redemption Total
Double Black Diamond Offshore, Ltd.	September 21, 2009	29270U AK1	$8,787,645.00	$864,118.43	$9,651,763.43
		No. A-1
Black Diamond Offshore, Ltd.	September 21, 2009	29270U AK1	$462,508.00	$45,479.95	$507,987.95
		No. A-2
Farallon Capital Partners, L.P.	September 21, 2009	29270U AK1	$6,032,283.00	$593,174.50	$6,625,457.50
		No. A-3
Farallon Capital Institutional Partners, L.P.	September 21, 2009	29270U AK1	$5,759,058.00	$566,307.37	$6,325,365.37
		No. A-4
Farallon Capital Institutional Partners II, L.P.	September 21, 2009	29270U AK1	$366,003.00	$35,990.30	$401,993.30
		No. A-5
The K2 Principal Fund L.P.	September 21, 2009	29270U AK1	$9,941,373.00	$977,568.35	$10,918.941.35
		No. A-6
Third Point Partners Qualified LP	September 21, 2009	29270U AK1	$1,442,911.00	$141,886.25	$1,584,797.25
		No. A-7
Third Point Partners LP	September 21, 2009	29270U AK1	$745,006.00	$73,258.92	$818,264.92
		No. A-8
Third Point Offshore Master Fund LP	September 21, 2009	29270U AK1	$5,063,038.00	$497,865.40	$5,560,903.40
		No. A-9
Third Point Ultra Master Fund LP	September 21, 2009	29270U AK1	$1,125,008.00	$110,625.79	$1,235,633.79
		No. A-10
Wexford Spectrum Investors LLC	September 21, 2009	29270U AK1	$10,677,443.00	$1,049,948.56	$11,727,391.56
		No. A-11
Wexford Catalyst Investors LLC	September 21, 2009	29270U AK1	$3,069,747.00	$301,858.46	$3,371,605.46
		No. A-12

Holder	Date	CUSIP No.	Redemption Price	Accrued Interest	Redemption Total
Debello Investors LLC	September 21, 2009	29270U AK1	$2,923,415.00	$287,469.14	$3,210,884.14
		No. A-13
Whitebox Hedged High Yield Partners, LP	September 21, 2009	29270U AK1	$2,358,281.00	$231,897.63	$2,590,178.63
		No. A-14
Whitebox Combined Partners, LP	September 21, 2009	29270U AK1	$2,358,281.00	$231,897.63	$2,590,178.63
		No. A-15
Double Black Diamond Offshore, Ltd.	January 1, 2010	29270U AK1	$488,203.00	$48,006.63	$536,209.63
		No. A-16
Black Diamond Offshore, Ltd.	January 1, 2010	29270U AK1	$25,695.00	$2,526.68	$28,221.68
		No. A-17
Farallon Capital Partners, L.P.	January 1, 2010	29270U AK1	$335,127.00	$32,954.16	$368,081.16
		No. A-18
Farallon Capital Institutional Partners, L.P.	January 1, 2010	29270U AK1	$319,948.00	$31,461.55	$351,409.55
		No. A-19
Farallon Capital Institutional Partners II, L.P.	January 1, 2010	29270U AK1	$20,334.00	$1,999.51	$22,333.51
		No. A-20
The K2 Principal Fund L.P.	January 1, 2010	29270U AK1	$552,299.00	$54,309.40	$606,608.40
		No. A-21
Third Point Partners Qualified LP	January 1, 2010	29270U AK1	$80,162.00	$7,882.60	$88,044.60
		No. A-22
Third Point Partners LP	January 1, 2010	29270U AK1	$41,390.00	$4,070.02	$45,460.02
		No. A-23
Third Point Offshore Master Fund LP	January 1, 2010	29270U AK1	$281,280.00	$27,659.20	$308,939.20
		No. A-24
Third Point Ultra Master Fund LP	January 1, 2010	29270U AK1	$62,501.00	$6,145.93	$68,646.93
		No. A-25

Holder	Date	CUSIP No.	Redemption Price	Accrued Interest	Redemption Total
Wexford Spectrum Investors LLC	January 1, 2010	29270U AK1	$593,192.00	$58,330.55	$651,522.55
		No. A-26
Wexford Catalyst Investors LLC	January 1, 2010	29270U AK1	$170,542.00	$16,769.96	$187,311.96
		No. A-27
Debello Investors LLC	January 1, 2010	29270U AK1	$162,412.00	$15,970.51	$178,382.51
		No. A-28
Whitebox Hedged High Yield Partners, LP	January 1, 2010	29270U AK1	$131,016.00	$12,883.24	$143,899.24
		No. A-29
Whitebox Combined Partners, LP	January 1, 2010	29270U AK1	$131,016.00	$12,883.24	$143,899.24
		No. A-30